Exhibit 3.1

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:23 PM 01/22/2008
FILED 03:23 PM 01/22/2008
SRV 080069053 - 4493349 FILE

CERTIFICATE OF INCORPORATION
OF

HDL THERAPEUTICS, INC.

FIRST:                                                        The name of the corporation is HDL Therapeutics, Inc. (the “Corporation”).

SECOND:                                         The address of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent. The name of its registered agent at such address is National Registered Agents, Inc.

THIRD:                                                   The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code.

FOURTH:                                        The total number of shares of capital stock which the Corporation has authority to issue is 1,000 shares of common stock, $0.0001 par value per share. The designation and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows: none.

FIFTH:                                                       The name and mailing address of the incorporator are as follows: Marie T. Zacny, 2290 First National Building, Detroit, Michigan 48226.

SIXTH:                                                     To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 22nd day of January, 2008.

/s/ Marie T. Zacny
Marie T. Zacny, Incorporator

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:21 PM 04/24/2008
FILED 03:13 PM 04/24/2008
SRV 080468597 - 4493349 FILE

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

HDL THERAPEUTICS, INC.

The undersigned, a natural person, for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

ONE: The date of filing of the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was January 22, 2008.

TWO: The Certificate of Incorporation, as amended, of the corporation is hereby amended and restated as follows:

I.

The name of this corporation is HDL Therapeutics, Inc. (the “Company”).

II.

The address of the registered office of the Company in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904, and the name of the registered agent of the Company in the State of Delaware at such address is National Registered Agents, Inc.

III.

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

IV.

A.                                    The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is eighty three million seven hundred fifty thousand two hundred ninety (83,750,290) shares, forty four million twenty five thousand one hundred forty five (44,025,145) shares of which shall be Common Stock (the “Common Stock”) and thirty nine million seven hundred twenty five thousand one hundred forty five (39,725,145) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.

B.                                    Thirty three million two hundred fifty thousand (33,250,000) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred”) and six million four hundred seventy five thousand one hundred forty five

(6,475,145) shares of which shall be Series A-1 Preferred Stock (the “Series A-1 Preferred” and together with the Series A Preferred, the “Series Preferred”).

C.                                    The rights, preferences, privileges, restrictions and other matters relating to the Series Preferred are as follows:

1.                                    DIVIDEND RIGHTS.

(a)                                 Holders of Series Preferred, in preference to the holders of Common Stock, shall be entitled to receive, when, as and if declared by the Board of Directors (the “Board”), but only out of funds that are legally available therefor, cash dividends at the rate of eight percent (8%) of each respective Original Issue Price (as defined below) per annum on each outstanding share of Series Preferred on a pari passu basis (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof). Such dividends shall be payable only when, as and if declared by the Board and shall be non-cumulative.

(b)                                 The “Series A Original Issue Price” of the Series A Preferred shall be one dollar ($1.00) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof). The “Series A-1 Original Issue Price” of the Series A-1 Preferred shall be the Note Conversion Price. The “Note Conversion Price” shall be the price per share at which that certain Convertible Promissory Note issued by the Company to Pfizer, Inc. dated on or about April 24, 2008 are converted to shares of Series A-1 Preferred. As used herein, the term “Original Issue Price” shall refer to the Series A Original Issue Price and/or Series A-1 Original Issue Price, as applicable.

(c)                                  So long as any shares of Series Preferred are outstanding, the Company shall not pay or declare any dividend, whether in cash or property, or make any other distribution on the Common Stock, or purchase, redeem or otherwise acquire for value any shares of Common Stock until all dividends as set forth in Section 1(a) above on the Series Preferred shall have been paid or declared and set apart, except for:

(i)                                    acquisitions of Common Stock by the Company pursuant to agreements which permit the Company to repurchase such shares from employees, officers or directors of, or consultants or advisors to, the Company at cost (or the lesser of cost or fair market value) upon termination of services to the Company;

(ii)                                acquisitions of Common Stock in exercise of the Company’s right of first refusal to repurchase such shares; or

(iii)                            distributions to holders of Common Stock in accordance with Sections 3 and 4 below.

(d)                                 In the event dividends are paid on any share of Common Stock, including, without limitation, in-kind and stock dividends, the Company shall pay an additional dividend on all outstanding shares of Series A Preferred in a per share amount equal (on an as-if-converted to Common Stock basis) to the amount paid or set aside for each share of Common Stock.

(e)                                  The provisions of Sections 1(c) and 1(d) shall not apply to a dividend payable solely in Common Stock to which the provisions of Section 5(f) hereof are applicable, or any repurchase of any outstanding securities of the Company that is approved by (i) the Board and (ii) the Series Preferred as may be required by this Certificate of Incorporation.

2.                                      VOTING RIGHTS.

(a)                                           General Rights. Each holder of shares of the Series Preferred shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series Preferred could be converted (pursuant to Section 5 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and shall have voting rights and powers equal to the voting rights and powers of the Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Company; provided, however, that except as required by law, the holders of Series A-1 Preferred shall not be entitled to notice of or eligible to vote at any meeting of the stockholders of the Company or to vote upon any matter other than as set forth in Section 5(k)(i) of this Certificate of Incorporation. Except as otherwise provided herein or as required by law, the Series A Preferred shall vote together with the Common Stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the Common Stock.

(b)                                           Separate Vote of Series A Preferred. For so long as any shares of Series A Preferred remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of a majority of the outstanding Series A Preferred, voting together as a single class on an as-converted basis, shall be necessary for effecting or validating the following actions (whether by merger, reclassification or otherwise):

(i)                          Any alteration or change to the rights, preferences or privileges of the Series A Preferred;

(ii)                     Any increase or decrease in the authorized number of shares of Preferred Stock or Common Stock;

(iii)                  Any authorization, designation or issuance, whether by merger, reclassification of the outstanding shares of securities of the Company, amendment or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the Company ranking on a parity with or senior to the Series A Preferred;

(iv)                   Any increase beyond 2,300,000 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the filing date hereof) in the number of shares of Common Stock available for issuance under the Company’s existing equity plan or other equity incentive plan, except for any increase approved by the Company pursuant to Section 7.3 of that certain Series A Preferred Stock Purchase Agreement by and between the Company and the Purchasers named therein, dated on or about the date hereof (the “Purchase Agreement”).

(v)                       Any redemption, repurchase or other acquisition with respect to any outstanding shares of the Company’s Common Stock or rights to acquire Common Stock (except with respect to Common Stock, stock repurchased upon termination of an employee or consultant pursuant to the Company’s equity incentive plan or a restricted stock purchase agreement);

(vi)                   Any agreement by the Company or its stockholders regarding an Asset Transfer or Acquisition (each as defined in Section 4 hereof);

(vii)               Any amendment or waiver of any provision of the Company’s Certificate of Incorporation or Bylaws in a manner adverse to the Series A Preferred;

(viii)           Any action that directly or indirectly results in payment or declaration of dividends or making any other distribution on any shares of Common Stock or Preferred Stock now or hereafter outstanding other than dividends required pursuant to Section 1(d) hereof;

(ix)                   Any voluntary dissolution or liquidation of the Company;

(x)                       Any indebtedness, borrowings, loans, or guarantees (other than payables in the ordinary course of business) in excess of an aggregate of one million dollars ($1,000,000);

(xi)                   Any agreement by the Company regarding the sale, license, or transfer of rights to any material intellectual property, other than agreements to jointly develop, promote or market products or licenses in the ordinary course of the Company’s business;

(xii)               Any expenditures in excess of two hundred fifty thousand dollars ($250,000) not provided for in the annual budget approved by the Board;

(xiii)          Any increase in the authorized number of members of the Company’s Board;

(xiv)            Any action that would result in the taxation of the holders of the Series A Preferred under Section 305 of the Internal Revenue Code.

(c)                                            Election of Board of Directors.

(i)                          The holders of Series A Preferred voting as a single class on an as-converted basis shall be entitled to elect three (3) members of the Board at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors (the “Preferred Directors”), and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

(ii)                           The holders of Common Stock, voting as a separate class, shall be entitled to elect one (1) member of the Board at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

(iii)                  The holders of Common Stock and Series A Preferred, voting together as a single class on an as-if-converted basis, shall be entitled to elect all remaining members of the Board at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

(iv)                   No person entitled to vote at an election for directors may cumulate votes to which such person is entitled.

3.                                           LIQUIDATION RIGHTS.

(a)                                 Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (a “Liquidation Event”), before any distribution or payment shall be made to the holders of any Common Stock and/or any other junior equity security, the holders of Series A Preferred, shall be entitled to be paid out of the assets of the Company legally available for distribution for each share of Series A Preferred held by them, an amount per share of Series A Preferred equal to the applicable Original Issue Price (subject to adjustment for any stock split, reverse stock split or other similar event affecting the Series A Preferred after the filing date hereof) plus all declared and unpaid dividends on the Series A Preferred. If, upon any such Liquidation Event, the assets of the Company shall be insufficient to make payment in full to all holders of Series A Preferred of the liquidation preference set forth in this Section 3(a), then such assets (or consideration) shall be distributed among the holders of Series A Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

(b)                                 After the payment of the full liquidation preference of the Series A Preferred as set forth in Section 3(a) above, upon a Liquidation Event, before any distribution or payment shall be made to the holders of any Common Stock and/or any other junior equity security, the holders of Series A-1 Preferred, shall be entitled to be paid out of the assets of the Company legally available for distribution for each share of Series A-1 Preferred held by them, an amount per share of Series A-1 Preferred equal to the applicable Original Issue Price (subject to adjustment for any stock split, reverse stock split or other similar event affecting the Series A-1 Preferred after the filing date hereof) plus all declared and unpaid dividends on the Series A-1 Preferred. If, upon any such Liquidation Event, the assets of the Company shall be insufficient to make payment in full to all holders of Series A-1 Preferred of the liquidation preference set forth in this Section 3(b), then such assets (or consideration) shall be distributed among the holders of Series A-1 Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

(c)                                  After the payment of the full liquidation preference of the Series A Preferred and Series A-1 Preferred as set forth in Section 3(a) and Section 3(b) above, the remaining assets of the Company legally available for distribution in such Liquidation Event (or the consideration received by the Company or its stockholders in such Acquisition or Asset

Transfer), if any, shall be distributed ratably to the holders of the Common Stock and Series A Preferred on a pari passu basis and an as-if-converted to Common Stock basis.

4.                                           ASSET TRANSFER OR ACQUISITION RIGHTS.

(a)                                 In the event of an Acquisition or Asset Transfer (each as hereinafter defined), then each holder of Series Preferred shall be entitled to receive, for each share of Series Preferred then held, out of the proceeds of such Acquisition or Asset Transfer, the amount of cash, securities or other property to which such holder would be entitled to receive in a Liquidation Event pursuant to Section 3(a) and 3(b) above, unless the holders of a majority of the Series Preferred, voting together as a single class on an as-converted basis, elect to waive treatment of such Acquisition or Asset Transfer as a Liquidation Event.

(b)                                 For the purposes of this Section 4: (i) “Acquisition” shall mean a merger with or into or consolidation with any other corporation, limited liability company or other entity (other than a wholly owned subsidiary of the Company) or any other transaction or series of related transactions in which in excess of fifty percent (50%) of the Company’s voting power is transferred, provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; and (ii) “Asset Transfer” shall mean a sale, lease, exclusive license or other disposition of all or substantially all of the assets or intellectual property of the Company in a single transaction or series of related transactions.

(c)                                  In any Acquisition or Asset Transfer, if the consideration to be received is securities of a corporation or other property other than cash, its value shall be equal to the value of such property in accordance with the terms of such Acquisition or Asset Transfer, provided if no such value is so established, such value shall instead be deemed its fair market value as determined in good faith by the Board on the date such determination is made.

5.                                           CONVERSION RIGHTS.

The holders of the Series Preferred shall have the following rights with respect to the conversion of the Series Preferred into shares of Common Stock (the “Conversion Rights”):

(a)                                 Optional Conversion. Subject to and in compliance with the provisions of this Section 5, any shares of Series Preferred may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series Preferred shall be entitled upon conversion shall be the product obtained by multiplying the “Series Preferred Conversion Rate” then in effect (determined as provided in Section 5(b)) by the number of shares of Series Preferred being converted.

(b)                                 Series A Preferred Conversion Rate and Series A-1 Preferred Conversion Rate. The conversion rate in effect at any time for conversion of the Series A Preferred (the “Series A Preferred Conversion Rate”) shall be the quotient obtained by dividing the Series A Original Issue Price by the “Series A Preferred Conversion Price,” calculated as provided in Section 5(c). The conversion rate in effect at any time for conversion of the Series A-1 Preferred (the “Series A-1 Preferred Conversion Rate”) shall be the quotient obtained by dividing the Series A-1 Original Issue Price by the “Series A-1 Preferred Conversion Price,” calculated as provided in Section 5(c).

(c)                                  Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price. The conversion price for the Series A Preferred shall initially be one dollar ($1.00) (the “Series A Preferred Conversion Price”). Such initial Series A Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 5. All references to the Series A Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price as so adjusted. The conversion price for the Series A-1 Preferred shall initially be the Series A-1 Original Issue Price (the “Series A-1 Preferred Conversion Price”). Such initial Series A-1 Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 5. All references to the Series A-1 Preferred Conversion Price herein shall mean the Series A-1 Preferred Conversion Price as so adjusted.

(d)                                 Mechanics of Conversion. Each holder of each respective Series Preferred who desires to convert the same into shares of Common Stock pursuant to this Section 5 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series Preferred being converted. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s fair market value determined by the Board as of the date of such conversion), any declared and unpaid dividends on the shares of Series Preferred being converted and (ii) in cash (at the Common Stock’s fair market value determined by the Board as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Series Preferred. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(e)                                  Adjustment for Stock Splits and Combinations. If at any time or from time to time on or after the date that the first share of Series A Preferred, in respect of the Series A Preferred, or Series A-1 Preferred, in respect of the Series A-1 Preferred, is issued (each date, respectively, the “Original Issue Date”) the Company effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series Preferred, each of the Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Company combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series Preferred, the Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 5(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f)                         Adjustment for Common Stock Dividends and Distributions.  If at any time or from time to time on or after the Original Issue Date the Company pays to holders of Common Stock a dividend or other distribution in additional shares of Common Stock without a corresponding dividend or other distribution to holders of Preferred Stock, each of the Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price then in effect shall be decreased as of the time of such issuance, as provided below:

(i)                                    The Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price shall be adjusted by multiplying the Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price, respectively, then in effect by a fraction equal to:

(A)                                         the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(B)                                         the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

(ii)                                If the Company fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price shall be fixed as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date; and

(iii)                                      If such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price and Series A-I Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price shall be adjusted pursuant to this Section 5(f) to reflect the actual payment of such dividend or distribution.

(g)                                 Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation. If at any time or from time to time on or after the Original Issue Date the Common Stock issuable upon the conversion of the Series A Preferred and Series A-1 Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise (other than an Acquisition or Asset Transfer treated as a Liquidation Event in accordance with Section 4 or a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 5), in any such event each holder of Series A Preferred and Series A-1 Preferred shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, merger, consolidation or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred and Series A-1 Preferred could have been converted immediately prior to such recapitalization, reclassification, merger, consolidation or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series Preferred after the capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred and Series A-1 Preferred, respectively) shall be applicable after that event and be as nearly equivalent as practicable.

(h)                                 Sale of Shares Below Series Preferred Conversion Price.

(i)                                    If at any time or from time to time on or after the Original Issue Date the Company issues or sells, or is deemed by the express provisions of this Section 5(h) to have issued or sold, Additional Shares of Common Stock (as defined below), other than as provided in Section 5(e), 5(f) or 5(g) above, for an Effective Price (as defined below) less than the then effective Series A Preferred Conversion Price (a “Qualifying Dilutive Issuance”), then and in each such case, the then existing Series A Preferred Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Series A Preferred Conversion Price in effect immediately prior to such issuance or sale by a fraction equal to:

(A)                                         the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as determined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the Aggregate Consideration (as defined below) received or deemed received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such then-existing Series A Preferred Conversion Price and

(B)                                         the denominator of which shall be the number of shares of Common Stock deemed outstanding (as determined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued.

For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding plus (B) the number of shares of Common Stock into which the then outstanding shares of Series A Preferred could be converted if fully converted on the day immediately preceding the given date. The number of shares of Common Stock deemed outstanding as of a given date shall include the number of shares of Common Stock which are issuable upon the exercise or conversion of any other rights, options and convertible securities outstanding on the day immediately preceding the given date.

(ii)                                No adjustment shall be made to the Series A Preferred Conversion Price in an amount less than one cent per share. Any adjustment required by this Section 5(h) shall be rounded to the nearest one cent ($0.01) per share. Any adjustment otherwise required by this Section 5(h) that is not required to be made due to the preceding two sentences shall be included in any subsequent adjustment to the Series A Preferred Conversion Price.

(iii)                            For the purpose of making any adjustment required under this Section 5(h), the aggregate consideration received by the Company for any issue or sale of securities (the “Aggregate Consideration”) shall be defined as: (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company, (B) to the extent it consists of property other than cash, be computed at the fair value of that property established in any “arms-length” transaction resulting in such consideration or, if no such value is so established, as determined in good faith by the Board, and (C) if Additional Shares of Common Stock, Convertible Securities (as defined below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

(iv)                             For the purpose of the adjustment required under this Section 5(h), if the Company issues or sells (x) Preferred Stock or other stock, options, warrants, purchase rights or other securities convertible into Additional Shares of Common Stock (such convertible stock or securities being herein referred to as “Convertible Securities”) or (y) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities or rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities (such rights or options, the “Rights or Options”) and if the Effective Price of such Additional Shares of Common Stock is less than the Series A Preferred Conversion Price, in each case the Company shall be deemed to have issued at the time of the issuance of such Rights or Options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Rights or Options or Convertible Securities plus:

(A)                                         in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such Rights or Options; and

(B)                                         in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company upon the conversion thereof (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities); provided that if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses.

(C)                                         If the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further, that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such Rights or Options or Convertible Securities.

(D)                          No further adjustment of the Series A Preferred Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock or the exercise of any such Rights or Options or the conversion of any such Convertible Securities. If any such Rights or Options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, each of the Series A Preferred Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the respective Series A Preferred Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such Rights or Options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series A Preferred.

(v)                            For the purpose of making any adjustment to the Series A Preferred Conversion Price required under this Section 5(h), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 5(h) (including shares of Common Stock subsequently reacquired or retired by the Company), other than:

(A)                               shares of Common Stock issued upon conversion of the Series Preferred;

(B)                               up to 2,300,000 shares, plus up to an additional 1,200,000 shares pursuant to Section 7.3 of the Purchase Agreement, of Common Stock issued or issuable pursuant to options, warrants or other Common Stock purchase rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the filing date hereof) after the Original Issue Date to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board; provided, however, that such amounts shall be increased to reflect any shares of Common Stock (i) not issued pursuant to the rights, agreements, option or warrants (“Unexercised Options”) as a result of the termination of such Unexercised Options or (ii) reacquired by the Company from employees, directors or consultants at cost (or the lesser of cost or fair market value) pursuant to agreements which permit the Company to repurchase such shares upon termination of services to the Company;

(C)                               shares of Common Stock issued pursuant to the exercise of Convertible Securities outstanding as of the Original Issue Date;

(D)                               shares of Common Stock or Convertible Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by the Board;

(E)                               shares of Common Stock or Convertible Securities issued to third-party service providers to the Company in exchange for or as partial consideration for services rendered to the Company as approved by the Board;

(F)                                any Common Stock or Convertible Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that the issuance of shares therein has been approved by the Company’s Board;

(G)                              Common Stock issued pursuant to a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company;

(H)                              shares of Common Stock, Convertible Securities, or Rights or Options issued in connection with a bona fide business acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, as approved by the Company’s Board; and

(I)                                   any securities issued in any other transaction in which exemption from the anti-dilution provisions of this Section 5(h) is approved by an affirmative vote of the holders of at least a majority of the then-outstanding Series A Preferred voting together as a single class on an as-converted basis.

References to Common Stock in the subsections of this clause (v) above shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 5(h). The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 5(h), into the Aggregate Consideration received, or deemed to have been received by the Company for such issue under this Section 5(h), for such Additional Shares of Common Stock. In the event that the number of shares of Additional Shares of Common Stock or the Effective Price cannot be ascertained at the time of issuance, such Additional Shares of Common Stock shall be deemed issued immediately upon the occurrence of the first event that makes such number of shares or the Effective Price, as applicable, ascertainable.

(vi)                             In the event that the Company issues or sells, or is deemed to have issued or sold, Additional Shares of Common Stock in a Qualifying Dilutive Issuance (the “First Dilutive Issuance”), then in the event that the Company issues or sells, or is deemed to have issued or sold, Additional Shares of Common Stock in a Qualifying Dilutive Issuance other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a “Subsequent Dilutive Issuance”), then and in each such case upon a Subsequent Dilutive Issuance with respect to each of the Series A Preferred Conversion Price shall be reduced to the Series A Preferred Conversion Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance, as the case may be.

(i)                               Certificate of Adjustment. In each case of an adjustment or readjustment of the Series A Preferred Conversion Price or the Series A-1 Preferred Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred or the Series A-1 Preferred, if the Series A Preferred or the Series A-1 Preferred is then convertible pursuant to this Section 5, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and shall, upon request, prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred or Series A-1 Preferred so requesting at the holder’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Series A Preferred Conversion Price or the Series A-1 Preferred Conversion Price at the time in effect, (iii) the number of Additional Shares of Common Stock and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred or the Series A-1 Preferred. Failure to request or provide such notice shall have no effect on any such adjustment.

(j)                               Notices of Record Date. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 4) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any Asset Transfer (as defined in Section 4), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series Preferred at least ten (10) days prior to (x) the record date, if any, specified therein; or (y) if no record date is specified, the date upon which such action is to take effect (or, in either case, such shorter period approved by the holders of at least a majority of all outstanding Series A Preferred voting together as a single class on an as-converted basis) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

(k)                            Automatic Conversion.

(i)                                    Series Preferred. Each share of Series A Preferred and Series A-1 Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Price and Series A-1 Preferred Conversion Price, as applicable, at any time upon the affirmative election of the holders of at least sixty percent (60%) of the outstanding shares of the Series A Preferred and Series A-1 Preferred, voting together as a single class. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 5(d).

(ii)                                Series A Preferred. Each share of Series A Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Price (A) at any time upon the affirmative election of the holders of at least two-thirds (2/3) of the outstanding shares of the Series A Preferred, (B) immediately upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which (i) the per share price is not less than three (3) times the Series A Original Issue Price (as adjusted for stock splits, dividends, recapitalizations and the like after the filing date hereof), and (ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least forty million dollars ($40,000,000), or (C) upon the affirmative election of at least a majority of the outstanding shares of the Series A Preferred following the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, that covers the offer and sale of Common Stock for the account of the Company in which either the per share price or the gross cash proceeds to the Company (before underwriting discounts, commission and fees) do not meet the applicable requirements of this subsection (k)(ii)(B)(i) or (ii) above. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 5(d).

(iii)                            Series A-1 Preferred. Each share of Series A-1 Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A-1 Preferred Conversion Price immediately upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least twenty five million dollars ($25,000,000). Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 5(d).

(iv)                             Upon the occurrence of any of the events specified in Section 5(k)(i), (ii) or (iii) above, the outstanding shares of Series Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series Preferred, the holders of Series Preferred shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series Preferred. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series Preferred surrendered were convertible on the date on which such automatic conversion occurred, and any declared and unpaid dividends shall be paid in accordance with the provisions of Section 5(d).

(l)                               Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock (as determined by the Board) on the date of conversion.

(m)                        Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series Preferred, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(n)                            Notices. Any notice required by the provisions of this Section 5 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

(o)                            Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series Preferred so converted were registered.

(p)                                 Special Mandatory Conversion. In the event that a holder of Series A Preferred is a Non-Participating Purchaser (as defined in the Purchase Agreement), each share of such holder’s Series A Preferred shall be, automatically and without further action on the part of such holder, converted into Common Stock at the Series A Preferred Conversion Price then in effect.

(q)                                 Delivery of Certificates. The holder of any shares of Series A Preferred converted pursuant to this Section IV.C.5 shall deliver to the Company during regular business hours at the office of any transfer agent of the Company for the Series A Preferred, or at such other place as may be designated by the Company, the certificate or certificates representing the shares so converted, duly endorsed or assigned in blank or to the Company. As promptly thereafter as practicable, the Company shall issue and deliver to such holder, at the place designated by the holder, a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. The person in whose name the certificate for such shares of Common Stock is to be issued shall be deemed to have become a shareholder of record of such shares on the date such holder becomes a Non-Participating Purchaser (as defined above).

6.                                      NO REISSUANCE OF SERIES PREFERRED.

No share or shares of Series Preferred acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued.

V.

A.                               The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent under applicable law.

B.                               Any repeal or modification of this Article V shall only be prospective and shall not affect the rights under this Article V in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability.

C.                               In the event that a member of the Board of Directors of the Company who is also a partner or employee of an entity that is a holder of Preferred Stock and that is in the business of investing and reinvesting in other entities, or an employee of an entity that manages such an entity (each, a “Fund”) acquires knowledge of a potential transaction or other matter in such individual’s capacity as a partner or employee of the Fund or the manager or general partner of the Fund (and other than directly in connection with such individual’s service as a member of the Board of Directors of the Company) and that may be an opportunity of interest for both the Company and such Fund (a “Corporate Opportunity”), then the Company (i) renounces any expectancy that such director or Fund offer an opportunity to participate in such Corporate Opportunity to the Company and (ii) to the fullest extent permitted by law, waives any claim that such opportunity constituted a Corporate Opportunity that should have been presented by such director or Fund to the Company or any of its affiliates; provided, however, that such director acts in good faith.

VI.

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A.                                              The management of the business and the conduct of the affairs of the Company shall be vested in its Board. The number of directors which shall constitute the whole Board shall be fixed by the Board in the manner provided in the Bylaws, subject to any restrictions which may be set forth in this Amended and Restated Certificate of Incorporation.

B.                                              Subject to any restrictions that may be set forth in this Amended and Restated Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Company; provided however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Company.

C.                                              The directors of the Company need not be elected by written ballot unless the Bylaws so provide.

* * * *

THREE:                                              This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Company.

FOUR:                                                        This Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the DGCL. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of the Company.

IN WITNESS WHEREOF, HDL Therapeutics, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this 24th day of April 2008.

HDL THERAPEUTICS, INC.

By	/s/ Roger Newton
Roger Newton
Its President and Chief Executive Officer

SIGNATURE PAGE

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF HDL THERAPEUTICS, INC.

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:15 AM 05/05/2008
FILED 11:15 AM 05/05/2008
SRV 080503050 - 4493349 FILE

STATE OF DELAWARE

CERTIFICATE OF OWNERSHIP

SUBSIDIARY INTO PARENT

Section 253

CERTIFICATE OF OWNERSHIP
MERGING

ESPERION THERAPEUTICS, INC.
a Delaware corporation

into

HDL THERAPEUTICS, INC.
a Delaware corporation

Pursuant to Section 253 of the Delaware General Corporation Law, as amended (the “DGCL”)

HDL THERAFEUTICS, INC., a corporation incorporated on January 22, 2008, pursuant to the DGCL (“Parent”), DOES HEREBY CERTIFY that Parent owns all of the capital stock of ESPERION THERAPEUTICS, INC., a corporation incorporated on May 18, 1998 pursuant to the DGCL (“Subsidiary”), and that Parent, by the following resolution of its Board of Directors, duly adopted by unanimous written consent as of April 24, 2008, determined to and did merge into itself said Subsidiary:

WHEREAS, Parent lawfully owns at least 90% of the outstanding stock of Subsidiary; and

WHEREAS, Parent desires Subsidiary to merge into Parent pursuant to Section 253 of DGCL and to be possessed of all the estate, property, rights, privileges and franchises of Subsidiary.

NOW, THEREFORE, BE IT RESOLVED, that Subsidiary merge into Parent with Parent being the survivor and thereby assuming all of the liabilities and obligations of Subsidiary (the “Merger”), and

FURTHER RESOLVED, that an authorized officer of Parent be and is hereby authorized and directed to make and execute a certificate of ownership setting forth a copy of such resolution relating to the Merger and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware.

FURTHER RESOLVED, that the officers of Parent be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect the Merger.

FURTHER RESOLVED, that as a result of the Merger, each issued and outstanding share of capital stock of Subsidiary shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

FURTHER RESOLVED, that upon the effectiveness of the Merger, the name of the Parent shall be changed to “Esperion Therapeutics, Inc.”

FURTHER RESOLVED, that the Merger shall be effective upon the date of filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

FURTHER RESOLVED, that all prior actions taken by the officers of Parent in connection with and in furtherance of the foregoing resolutions be, and each of them hereby is authorized, approved, ratified and confirmed in all respects as the proper acts and deeds of Parent.

Parent has caused this certificate to be signed by an authorized officer on May 1, 2008.

HDL THERAPEUTICS, INC.

By:	/s/ Roger S. Newton
Roger S. Newton
Its President and CEO

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:23 PM 02/12/2010
FILED 04:15 PM 02/12/2010
SRV 100139411 - 4493349 FILE

AMENDMENT TO
THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ESPERION THERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.             That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008.

2.                                      That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Company amend its Amended and Restated Certificate of Incorporation by amending and restating Section 2(c)(i) of Article IV, Part C, to read in its entirety as follows (the “Amendment”):

“The holders of Series A Preferred voting as a single class on an as-converted basis shall be entitled to elect four (4) members of the Board at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors (the “Preferred Directors”), and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.”

*   *   *

3.                                      That the foregoing Amendment to the Company’s Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of the Company in accordance with Section 228 of the General Corporation Law.

4.                                      That this Amendment to the Company’s Amended and Restated Certificate of Incorporation, which amends the provisions of the Company’s Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 12th day of February, 2010.

By:	/s/ Roger Newton
Name:	Roger Newton
Title:	President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:43 AM 04/05/2010
FILED 11:41 AM 04/05/2010
SRV 100348914 - 4493349 FILE

AMENDMENT TO
THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ESPERION THERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                      That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2010.

2.                                      That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Company amend its Amended and Restated Certificate of Incorporation by amending and restating Article IV, Parts A and B, to read in their entirety as follows (the “Amendment”):

“A.                    The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is eighty five million seven hundred fifty thousand two hundred ninety (85,750,290) shares, forty five million twenty five thousand one hundred forty five (45,025,145) shares of which shall be Common Stock (the “Common Stock”) and forty million seven hundred twenty five thousand one hundred forty five (40,725,145) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth one cent ($0.001) per share.

B.                          Thirty four million two hundred fifty thousand (34,250,000) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred Stock”) and six million four hundred seventy five thousand one hundred forty five (6,475,145) shares of which shall be Series A-1 Preferred Stock (the “Series A-1 Preferred” and together with the Series A Preferred, the “Series Preferred”).”

*   *   *

3.                                      That the foregoing Amendment to the Company’s Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of the Company in accordance with Section 228 of the General Corporation Law.

4.                                      That this Amendment to the Company’s Amended and Restated Certificate of Incorporation, which amends the provisions of the Company’s Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 5th day of April, 2010.

By:	/s/ Roger Newton
Name:	Roger Newton
Title:	President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:44 PM 10/25/2010
FILED 06:38 PM 10/25/2010
SRV 101026480 - 4493349 FILE

AMENDMENT TO
THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ESPERION THERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                           That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 5, 2010.

2.                                           That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Company amend its Amended and Restated Certificate of Incorporation, as amended, by amending and restating Article IV, Parts A and B, to read in their entirety as follows (the “Amendment”):

“A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is ninety one million one hundred seventy two thousand three hundred twenty nine (91,172,329) shares, fifty million (50,000,000) shares of which shall be Common Stock (the “Common Stock”) and forty one million one hundred seventy two thousand three hundred twenty nine (41,172,329) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.

B.                                    Thirty four million two hundred seventy five thousand (34,275,000) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred Stock”) and six million eight hundred ninety seven thousand three hundred twenty nine (6,897,329) shares of which shall be Series A-1 Preferred Stock (the “Series A-1 Preferred” and together with the Series A Preferred, the “Series Preferred”).”

* * *

3.                                           That the foregoing Amendment to the Company’s Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of the Company in accordance with Section 228 of the General Corporation Law.

4.                                           That this Amendment to the Company’s Amended and Restated Certificate of Incorporation, which amends the provisions of the Company’s Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 25th day of October, 2010.

By:	/s/ Roger Newton
Name:	Roger Newton
Title:	President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:17 AM 01/27/2011
FILED 06:00 PM 01/26/2011
SRV 110084519 - 4493349 FILE

AMENDMENT TO
THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ESPERION THERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                           That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 5, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on October 25, 2010.

2.                                           That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Company amend its Amended and Restated Certificate of Incorporation, as amended, by amending and restating Article IV, Parts A and B, to read in their entirety as follows (the “Amendment”):

“A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is ninety one million six hundred eighty two thousand three hundred twenty nine (91,682,329) shares, fifty million (50,000,000) shares of which shall be Common Stock (the “Common Stock”) and forty one million six hundred eighty two thousand three hundred twenty nine (41,682,329)

shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.

B.                                    Thirty four million seven hundred eighty five thousand (34,785,000) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred Stock”) and six million eight hundred ninety seven thousand three hundred twenty nine (6,897,329) shares of which shall be Series A-1 Preferred Stock (the “Series A-1 Preferred” and together with the Series A Preferred, the “Series Preferred”).”

* * *

3.                                           That the foregoing Amendment to the Company’s Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of the Company in accordance with Section 228 of the General Corporation Law.

4.                                           That this Amendment to the Company’s Amended and Restated Certificate of Incorporation, which amends the provisions of the Company’s Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 26th day of January, 2011.

By:	/s/ Roger Newton
Name:	Roger Newton
Title:	President and Chief Executive Officer

[Signature Page to the Amendment to the Certificate of Incorporation]

STATE OF DELAWARE

WAIVER OF REQUIREMENT
FOR AFFIDAVIT OF EXTRAORDINARY CONDITION

It appears to the Secretary of State that an earlier effort to deliver this instrument and tender such taxes and fees was made in good faith on the file date stamped hereto. The Secretary of State has determined that an extraordinary condition (as reflected in the records of the Secretary of State) existed at such date and time and that such earlier effort was unsuccessful as a result of the existence of such extraordinary condition, and that such actual delivery and tender were made within a reasonable period (not to exceed two business days) after the cessation of such extraordinary condition and establishes such date and time as the filing date of such instrument.

Jeffrey W. Bullock
Jeffrey W. Bullock
Secretary of State

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:17 AM 01/27/2011
FILED 06:00 PM 01/26/2011
SRV 110084519 - 4493349 FILE

STATE OF DELAWARE

WAIVER OF REQUIREMENT

FOR AFFIDAVIT OF EXTRAORDINARY CONDITION

It appears to the Secretary of State that an earlier effort to deliver this instrument and tender such taxes and fees was made in good faith on the file date stamped hereto. The Secretary of State has determined that an extraordinary condition (as reflected in the records of the Secretary of State) existed at such date and time and that such earlier effort was unsuccessful as a result of the existence of such extraordinary condition, and that such actual delivery and tender were made within a reasonable period (not to exceed two business days) after the cessation of such extraordinary condition and establishes such date and time as the filing date of such instrument.

Jeffrey W. Bullock
Jeffrey W. Bullock
Secretary of State

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:28 PM 09/04/2012
FILED 02:33 PM 09/04/2012
SRV 120996450 - 4493349 FILE

AMENDMENT TO

THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ESPERION THERAPEUTICS. INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Esperion Therapeutics. Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                      That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 5, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on October 25, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 26, 2011.

2.                                      That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Company amend its Amended and Restated Certificate of Incorporation, as amended, by amending and restating Article IV, Parts A and B, to read in their entirety as follows (the “Amendment”):

“A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is ninety two million six hundred forty seven thousand two hundred eighty three (92,647,283) shares, fifty million (50,000.000) shares of which shall be Common Stock (the “Common Stock”) and forty two million six hundred forty seven thousand two hundred eighty three (42,647,283) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.

B.                                    Thirty four million seven hundred eighty five thousand (34,785,000) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred Stock”) and seven million eight hundred sixty two thousand two hundred eighty three (7,862,283) of the authorized shares of Preferred Stock are hereby designated “Series A-1 Preferred Stock” (the “Series A-1 Preferred” and together with the Series A Preferred, the “Series Preferred”).”

*  *  *

3.                                      That the foregoing Amendment to the Company’s Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of the Company in accordance with Section 228 of the General Corporation Law.

4.                                      That this Amendment to the Company’s Amended and Restated Certificate of Incorporation, which amends the provisions of the Company’s Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Company on this 4th day of September, 2012.

By:	/s/ Roger S. Newton
Name:	Roger Newton
Title:	President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:50 AM 12/20/2012
FILED 11:50 AM 12/20/2012
SRV 121370229 - 4493349 FILE

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ESPERION THERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                      That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 5, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on October 25, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 26, 2011. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on September 4, 2012.

2.                                      That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, as amended, declaring this Amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders thereto.

3.                                      That this Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law of the State of Delaware with written notice to be given to those stockholders who did not consent as provided in that section.

4.                                      That upon the effectiveness of this Amendment, Article IV, Part C, Section 2(b)(iv) of the Amended and Restated Certificate of Incorporation is hereby amended by replacing “2,300,000” with “4,800,000”.

5.                                      That upon the effectiveness of this Amendment, Article IV, Part C, Section 5(h)(v)(B) of the Amended and Restated Certificate of Incorporation is hereby amended by replacing “2,300,000” with “4,800,000”.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Company on this 20th day of December, 2012.

By:	/s/ Tim Mayleben
Name:	Tim Mayleben
Title:	President and Chief Executive Officer

[Signature page to the Amendment to the Certificate of Incorporation]

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:59 PM 01/14/2013
FILED 06:59 PM 01/14/2013
SRV 130047502 - 4493349 FILE

CERTIFICATE OF CORRECTION
OF THE
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ESPERION THERAPEUTICS, INC.

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                      That the name of the Company is Esperion Therapeutics, Inc.

2.                                      That an amendment to the Company’s Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of Delaware on December 20, 2012 (the “Existing Certificate”) requires correction as permitted by Section 103 of the General Corporation Law.

3.                                      That the inaccuracies or defects in the Existing Certificate to be corrected are typographical errors in Article IV, Part C, Section 2(b)(iv) and Article IV, Part C, Section 5(h)(v)(B).

4.         That Article IV, Part C, Section 2(b)(iv) of the Existing Certificate is corrected by replacing “4,800,000” with “5,000,000”.

5.              That Article IV, Part C, Section 5(h)(v)(B) of the Existing Certificate is corrected by replacing “4,800,000” with “5,000,000”.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Correction of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Company on this 14th day of January, 2013.

By:	/s/ Roger Newton
Name:	Roger Newton
Title:	Executive Chairman and Chief Scientific Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:16 PM 02/08/2013
FILED 01:06 PM 02/08/2013
SRV 130149171 - 4493349 FILE

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ESPERION THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                                    That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 5, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on October 25, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 26, 2011. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on September 4, 2012. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on December 20, 2012. A Certificate of Correction of such amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 14, 2013.

2.                                                    That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, as amended, declaring this Certificate of Amendment of the Amended and Restated Certificate of Incoropration of Esperion Therapeutics, Inc. (this “Amendment”) to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders thereto.

3.                                                    That this Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law of the State of Delaware with written notice to be given to those stockholders who did not consent as provided in that section.

4.                                      That upon the effectiveness of this Amendment, Article IV, Parts A and B of the Amended and Restated Certificate of Incorporation are hereby amended and restated to read in their entirety as follows:

“A.                              The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is one hundred six million eighteen thousand five hundred six (106,018,506) shares, fifty-six million five hundred nineteen thousand two hundred fifty-three (56,519,253) shares of which shall be Common Stock (the “Common Stock”) and forty-nine million four hundred ninety-nine thousand two hundred fifty-three (49,499,253) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of on cent ($0.001) per share.

B.                                    Forty-one million six hundred thirty-six thousand nine hundred seventy (41,636,970) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred Stock”) and seven million eight hundred sixty-two thousand two hundred eighty-three (7,862,283) shares of which shall be Series A-1 Preferred Stock (the “Series A-1 Preferred” and together with the Series A Preferred, the “Series Preferred”).”

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Company on this 8th day of February, 2013.

By:	/s/ Tim Mayleben
Name:	Tim Mayleben
Title:	President and Chief Executive Officer

[Signature Page to the Amendment to the Certificate of Incorporation]

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:15 PM 03/25/2013
FILED 06:06 PM 03/25/2013
SRV 130356827 - 4493349 FILE

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ESPERION THERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                           That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 5, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on October 25, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 26, 2011. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on September 4, 2012. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on December 20, 2012. A Certificate of Correction of such amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 14, 2013. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 8, 2013.

2.                                           That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, as amended, declaring this Certificate of Amendment of the Amended and Restated Certificate of Incoropration of Esperion Therapeutics, Inc. (this “Amendment”) to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders thereto.

3.                                           That this Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to

Section 228 of the General Corporation Law of the State of Delaware with written notice to be given to those stockholders who did not consent as provided in that section.

4.                                           That upon the effectiveness of this Amendment, Article IV, Parts A and B of the Amended and Restated Certificate of Incorporation are hereby amended and restated to read in their entirety as follows:

“A.                              The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is one hundred eight million six hundred twenty thousand seven hundred fifty (108,620,750) shares, fifty-eight million two hundred twenty thousand three hundred seventy-five (58,220,375) shares of which shall be Common Stock (the “Common Stock”) and fifty million four hundred thousand three hundred seventy-five (50,400,375) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of on cent ($0.001) per share.

B.                                    Forty-two million five hundred thirty-eight thousand ninety-two (42,538,092) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred Stock”) and seven million eight hundred sixty-two thousand two hundred eighty-three (7,862,283) shares of which shall be Series A-1 Preferred Stock (the “Series A-1 Preferred” and together with the Series A Preferred, the “Series Preferred”).”

5.                                           That upon the effectiveness of this Amendment, Article IV, Part C, Section 2(b)(iv) of the Amended and Restated Certificate of Incorporation is hereby amended by replacing “5,000,000” with “5,800,000”.

6.                                           That upon the effectiveness of this Amendment, Article IV, Part C, Section 5(h)(v)(B) of the Amended and Restated Certificate of Incorporation is hereby amended by replacing “5,000,000” with “5,800,000”.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Company on this 25th day of March, 2013.

By:	/s/ Tim Mayleben
Name:	Tim Mayleben
Title:	President and Chief Executive Officer

[Signature Page to the Amendment to the Certificate of Incorporation]

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:29 PM 04/10/2013
FILED 08:23 PM 04/10/2013
SRV 130423293 - 4493349 FILE

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ESPERION THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Esperion Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                 That the Company’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on January 22, 2008 under the name “HDL Therapeutics, Inc.” The Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2008. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 5, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on October 25, 2010. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 26, 2011. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on September 4, 2012. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on December 20, 2012. A Certificate of Correction of such amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on January 14, 2013. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 8, 2013. An amendment to the Company’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on March 25, 2013.

2.                                 That the Board of Directors of the Company duly adopted resolutions proposing to amend the Amended and Restated Certificate of Incorporation of the Company, as amended, declaring this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Esperion Therapeutics, Inc. (this “Amendment”) to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders thereto.

3.                               That this Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law of the State of Delaware with written notice to be given to those stockholders who did not consent as provided in that section.

4.                                 That upon the effectiveness of this Amendment, Article IV, Parts A and B of the Amended and Restated Certificate of Incorporation are hereby amended and restated to read in their entirety as follows:

“A.                         The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 142,620,750 shares, 75,220,375 shares of which shall be Common Stock (the “Common Stock”) and 67,400,375 shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.

B.                               59,538,092 of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred Stock”) and 7,862,283 shares of which shall be Series A-1 Preferred Stock (the “Series A-1 Preferred” and together with the Series A Preferred, the “Series Preferred”).”

5.                                 That upon the effectiveness of this Amendment, Section 2(c)(i) of Article IV, Parts C of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in their entirety as follows:

“The holders of Series A Preferred voting as a single class on an as-converted basis shall be entitled to elect five (5) members of the Board at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors (the “Preferred Directors”), and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.”

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Company on this 10th day of April, 2013.

By:	/s/ Tim Mayleben
Name:	Tim Mayleben
Title:	President and Chief Executive Officer